SHARE PREMIUM ACCOUNT (Tables)	12 Months Ended
Dec. 31, 2020
Disclosure For Share Premium Account Explanatory [Abstract]
Schedule of Share Premium Account

	2020	2019	2018
	£m	£m	£m
At 1 January	17,751	17,719	17,634
Issued under employee share schemes	112	29	85
Redemption of preference shares[1]	—	3	—
At 31 December	17,863	17,751	17,719
1During the year ended 31 December 2019, the Company redeemed all of its outstanding 6.3673% Non-cumulative Fixed to Floating Rate Preference Shares at their combined sterling par value of £3 million. These preference shares had been accounted for as subordinated liabilities. On redemption an amount of £3 million was transferred from the distributable merger reserve to the share premium account.